Supplement dated July 17, 2020
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Small Cap Growth Fund I (the Fund)	1/1/2020
At a Special Meeting of Shareholders of the Fund held on July 17, 2020, shareholders of the Fund approved, in accordance with the recommendations of the Fund’s Board of Trustees (the Board), a proposal resulting in a change to the Fund’s investment objective.  Accordingly, effective July 20, 2020, the following changes are hereby made to the Fund’s prospectus.
The “Investment Objective” in the “Summary of the Fund” section of the Fund's prospectus is hereby superseded and replaced with the following:
Columbia Small Cap Growth Fund I (the Fund) seeks long-term capital appreciation.
The rest of the section remains the same.
The first paragraph under the heading “Principal Investment Strategies” in the “Summary of the Fund” section of the Fund's prospectus is hereby superseded and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that have market capitalizations in the range of the companies in the Russell 2000 Growth Index (the Index) at the time of purchase (between $46.3 million and $5.9 billion as of June 30, 2020). The market capitalization range and composition of the companies in the Index are subject to change.
The rest of the section remains the same.
The “Investment Objective” in the “More Information About the Fund” section of the Fund's prospectus is hereby superseded and replaced with the following:
Columbia Small Cap Growth Fund I (the Fund) seeks long-term capital appreciation. The Fund’s Board may change the investment objective, subject to Fund shareholder approval. Because any investment involves risk, there is no assurance the Fund’s investment objective will be achieved.
The first paragraph  under the heading “Principal Investment Strategies” in the “More Information About the Fund” section of the Fund's prospectus is hereby superseded and replaced with the following:
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies that have market capitalizations in the range of the companies in the Russell 2000 Growth Index (the Index) at the time of purchase (between $46.3 million and $5.9 billion as of June 30, 2020). The market capitalization range and composition of the companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the Index or falls below the market capitalization of the smallest company within the Index.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP226_08_008_(07/20)